Exhibit 99.1

Supercommunity Bank Conference Mid-Atlantic 2004 November 4th & 5th, 2004 NASDAQ: YANB

Forward-Looking Statements Statements made in this presentation may contain forward-looking statements concerning the financial condition, results of operations and business of Yardville National Bancorp. We caution that such statements are subject to a number of uncertainties and actual results could differ materially and therefore you should not place undue reliance on any forward-looking statements we make. We may not update any forward- looking statements we make today for future events or developments. Information about risks and uncertainties are described in our SEC filings, which are available on our Website or from our Investor Relations department.

YNB Company Profile 79-year banking history Headquartered in Mercer County, NJ Largest community bank in Central NJ $2.76 billion in assets 22 branch bank Largest deposit market share of any New Jersey-based bank in Mercer County at 15.7% (FDIC: June 30, 2004) Relationship banking philosophy Business-focused community lender

YNB's Primary Market Proposed Locations

YNB Management Chairman since 1990 Active in Mercer County Founding partner in local law firm Age: 69 Has led YNB since November 1992 34 years of commercial banking experience Board of Trustees of the New Jersey Bankers Association Age: 59 With YNB since 1979 Became CFO in November 1992 Treasurer, holding company Age: 47 Joined YNB in 1997 27 year career at CoreStates and New Jersey National Bank Chairman, Mercer County Chamber of Commerce Age: 53 Chief Administrative Officer 12-year YNB Board member 20 years financial services experience Age: 49 F. Kevin Tylus Senior EVP Joined YNB in 2002 35 years in technology management Comprehensive financial services background Age: 60 Stephen R. Walker EVP & Chief Information Officer

YNB Strategic Objectives Ongoing emphasis on commercial lending Continue to grow the YNB franchise Expand consumer and business deposit base Continue to improve net interest margin Maintain and improve shareholder return

Loan Portfolio Composition September 30, 2004 Commercial Real Estate 45% Commercial Real Estate Construction and Development 11% Commercial and Industrial 27% Residential 10% Home Equity 5% Consumer 2% 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 45 11 27 10 5 2 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Credit Quality Standards Strict underwriting standards and guidelines Strong credit policies Comprehensive approval process Joint authority system (at a minimum) Experienced lenders Knowledge of marketplace Reliance on cash flow and collateral Strong internal loan review process

Retail Strategy Expand geographically in 2005 Pennington, NJ West Windsor, NJ Morrisville, PA Readington, NJ Washington Twp., NJ Promote brand image Attract lower cost core deposits Lower the cost of funds

Brand Image Campaign

Technology Upgraded technological infrastructure Enhanced capability to provide financial products and services Cash management Internet banking and bill payment Check imaging Enhanced ability to provide superior customer service Internal reporting and management information systems Capacity to support significant growth

Operating Strategy Capitalize on opportunities created by market consolidation Continue to grow commercial loans and lending relationships Expand geographic footprint in contiguous markets Fully develop and enhance retail franchise

Measuring Results

Loan Portfolio Growth by Type 1999 2000 2001 2002 2003 9/30/2004 1997 1998 1999 2000 2001 2002 2003 9/30/2004 Comm. RE 291.7 333.4 399.2 486 637.1 761 87 70 77 89 100 179 269 305 C&I 141.2 190.6 282.1 338 388.6 456.2 Construction 48.5 93.4 100 121.3 123.8 179.7 Resident. RE 93.3 120.7 141.8 150.8 180.8 178 Consumer 72 80.2 84.8 98.9 113 127.7 CAGR = 21% In millions $646.7 $1,702.6

Nonperforming Assets 1999 2000 2001 2002 2003 9/30/2004 East 5663 9074 7454 7322 10640 9377 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Dollars in thousands Through September 30, 2004

1999 2000 2001 2002 2003 9/30/2004 9/30/2004 Q3 '04 NPA's/Assets 0.5 0.56 0.38 0.33 0.44 0.34 1703 14.57 12.52 Loans 647 818 1008 1195 1443 1703 0.34 North 2.387 46.9 45 43.9 Total Loans & Non-Performing Assets/Assets 1.00% 0.90 0.80 0.70 0.60 0.50 0.40 0.30 0.20 0.10 0.00% (in millions)

1999 2000 2001 2002 2003 9/30/2004 Q3 '04 East 0.17 0.24 0.15 0.1 0.67 0.38 0.5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Net Loan Charge Offs to Average Total Loans Percentage

Total Securities Portfolio As of September 30, 2004 Corporate & Other Securities 8.7% State & Municipal Securities 8.0% Mortgage- backed Securities 59.9% U.S. Treasuries & Other Govt. Securities 23.4% 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 23.4 8.7 8 59.9 5 2 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Total Securities Portfolio $905.1 Million

Total Deposits 1999 2000 2001 2002 2003 9/30/2004 East 744 950 1093 1272 1484 1776 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Dollars in millions At September 30, 2004

Deposit Composition Total Deposits 2002 $1.27 Billion Total Deposits 9/30/2004 $1.78 Billion Money Markets 25% Time Deposits 49% Savings 6% Non-Interest Bearing Demand 10% Interest Bearing Demand 10% Time Deposits 36% Savings 5% Interest Bearing Demand 28% Non-Interest Bearing Demand 12% Money Markets 19% Time Deposits Savings Interest Bearing Demand Non-Interest Bearing Demand Money Markets 3/31/2004 East 49.26 6.51 9.59 9.92 24.7 1615 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Time Deposits Savings Interest Bearing Demand Non-Interest Bearing Demand Money Markets 3/31/2004 East 36 5 28 12 19 1615 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

1999 2000 2001 2002 2003 9/30/2004 East 299 545 707 758 738 737 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Borrowed Funds At September 30, 2004 Dollars in millions

Cost of Funds 1999 2000 2001 2002 2003 9/30/2004 East 4.37 5.09 4.93 3.74 3.13 2.77 West 50 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Percentage

Net Interest Margin by Quarter Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 East 2.33 2.31 2.37 2.37 2.6 2.69 2.76 2.89 West 2.31 2.37 2.37 2.6 2.69 North 2.387 46.9 45 43.9 Percentage

Net Income Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 East 3.3 3.4 3.6 3.2 0.2 3.9 4.5 5.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Dollars in millions By quarter through September 30, 2004

Net Income 1999 2000 2001 2002 2003 9/30/2004 East 8020 10341 8553 14004 10309 13789 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Dollars in thousands

Return on Average Assets (ROA) By quarter through September 30, 2004 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 East 2.33 0.59 0.62 0.53 0.03 0.62 0.68 0.8 0.7 West 2.31 2.37 2.37 2.6 2.69 North 2.387 46.9 45 43.9 YTD through 9/30/2004 Percentage

Return on Average Stockholders' Equity (ROE) By quarter through September 30, 2004 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 East 2.33 9.18 9.73 8.9 0.55 10.48 12.48 14.57 12.52 West 2.31 2.37 2.37 2.6 2.69 North 2.387 46.9 45 43.9 Percentage YTD through 9/30/2004

Earnings Per Share (By Quarter) Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 East 0.32 0.34 0.3 0.02 0.36 0.41 0.5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 In dollars Diluted

Earnings Per Share 1999 2000 2001 2002 2003 9/30/2004 East 1.33 1.47 1.11 1.68 0.97 1.27 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 In dollars Diluted

Year-To-Date Results Through September 30, 2004 9/30/2004 9/30/2003 % Increase (Decrease) Net Income ($M) 13,789 10,110 + 36.4% EPS ($) (diluted) 1.27 0.95 + 33.7% ROE (%) 12.52 9.27 + 35.1% ROA (%) 0.70 0.58 + 20.7% NIM (%) 2.78 2.35 + 18.3% Efficiency Ratio (%) 54.66 61.59 (11.3%) Asset ($MM) 2,756 2,422 + 13.8%

Enhancing Shareholder Value

Capital Management Maintain "well capitalized" status Capital offering history: IPO in June 1995 of $7.9 million Secondary public offering in May 1999 of $17.6 million Private equity placements in 2000 and 2001 totaling $14.2 million Secondary public offering in December 2002 of $34.3 million 10,491,537 Shares outstanding at 9/30/2004 Trust preferred securities history: $61.0 Million in 6 offerings (1997-2004) Consistent dividend payout 44 Consecutive quarters in paying a regular cash dividend

Market Capitalization 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 9/30/2004 East 2 5 10 19 37 47 87 70 77 89 100 179 269 305 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Dollars in millions Source: Bloomberg L.P.

YNB Stock Price Based on last sale 6/95 12/95 12/96 12/97 12/98 12/99 12/00 12/01 12/02 12/03 9/30/04 East 7.32 7.68 9.51 17.2 14.06 11.63 12.06 12.5 17.24 25.74 29.1 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Adjusted for the 2.5% stock dividend declared in March 1998 and the two-for-one stock split effected in the form of a stock dividend declared in December 1997.

Total Return Performance 12/96 12/97 12/98 12/99 12/00 12/01 12/02 12/03 09/04 Yardville National Bancorp 0 83.33 53.01 30.19 39.56 49.72 111.76 221.82 273 Russell 2000 Financial Services 0 33.44 20.4 15.1 37.14 54.65 60.19 122.66 144 Russell 2000 0 22.06 19.31 44.5 40.37 43.95 14.68 68.47 76 Source: Bloomberg L.P.

Investment Summary Leading community bank in consolidating market Well positioned for retail growth in attractive markets Strong growth in loans High credit quality Experienced senior management team High level of insider ownership

NASDAQ: YANB